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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 OR 15(d) of The

                         Securities Exchange Act Of 1934

          Date of Report (Date of earliest event reported): May 7, 2008

                               SUTRON CORPORATION
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             (Exact name of registrant as specified in its charter.)

            Virginia                        0-12227              54-1006352
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   (State or other jurisdiction           (Commission         (I.R.S. Employer
of incorporation or organization)         File Number)       Identification No.)

                 21300 RIDGETOP CIRCLE, STERLING VIRGINIA 20166
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               (Address of principal executive offices) (Zip Code)

                                 (703) 406-2800
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                           (Issuer's telephone number)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with SEC Release No. 33-8255, the following information is furnished. On May 7, 2008, Sutron Corporation announced via press release the Company's results for its first quarter ended March 31, 2008. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


(d) Exhibits

     Exhibit 99.1 -- Press release issued on May 7, 2008


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2008                Sutron Corporation
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                                  (Registrant)



                                  By /s/ Sidney C. Hooper
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                                     Sidney C. Hooper
                                     Chief Financial Officer and Principal
                                     Accounting Officer